Exhibit  10.5
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                        RESTRICTED STOCK ESCROW AGREEMENT
                        ---------------------------------

     RESTRICTED STOCK ESCROW AGREEMENT dated as of March 1, 2003, by and among GEM GLOBAL YIELD FUND, a Nevis, West Indies entity ("GEM"), HERITAGE WORLDWIDE, INC., a Delaware corporation ("HWWI"), MILO FINANCE, S.A., a Luxembourg limited liability entity ("MILO"), and KAPLAN GOTTBETTER & LEVENSON, LLP (the "Escrow Agent").

     WHEREAS, GEM, HWWI and MILO are parties to an Acquisition Agreement dated as of February 28, 2003 (the "Acquisition Agreement"), pursuant to which, among other things, HWWI has issued warrants to purchase common stock of HWWI (the "Warrants"), par value $0.001 per share ("Common Stock"), to GEM on the terms and subject to the conditions set forth in Section 12 of the Acquisition Agreement;

     WHEREAS, the Warrants provide that GEM and any other holder of the Warrants may not sell or transfer the Common Stock issuable on exercise of the Warrants prior to March 1, 2005 without the prior written consent of the Board of Directors of HWWI;

     WHEREAS, GEM, HWWI and MILO are parties to a Stockholders' Agreement dated as of March 1, 2003 (the " Stockholders' Agreement"), pursuant to which GEM and certain other stockholders of HWWI (the "Restricted Stockholders") have agreed to certain restrictions on the sale or transfer of their HWWI Common Stock; and

     WHEREAS, GEM and the Restricted Stockholders have agreed to place in escrow their HWWI Common Stock in order to permit the enforcement of the restrictions on sale or transfer of their HWWI Common Stock.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Defined Terms. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Acquisition Agreement or the Stockholders' Agreement, but the Acquisition Agreement and Stockholders Agreement shall not be or be deemed to be part of this Agreement.

     2.     Deposits  of  Shares.

          (a) Concurrently with the execution and delivery of this Agreement, GEM and the Restricted Stockholders have deposited with the Escrow Agent certificates representing the aggregate of 1,998,000 shares of HWWI Common Stock, in the amounts per stockholder set forth in Schedule A attached hereto (the "Deposited Shares"). The Escrow Agent hereby acknowledges receipt of the Deposited Shares.

          (b) GEM and the other holders of the Warrants consent and agree that any certificates for HWWI Common Stock issued upon the exercise of the Warrants (the "Warrant Shares") at any time prior to March 1, 2005 shall be delivered to the Escrow Agent to be held by the Escrow Agent subject to the terms and conditions of this Agreement. The transfer agent of HWWI shall be instructed by


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GEM  and  HWWI to deliver the Warrant Shares to the Escrow Agent in the event of any  exercise  of  the  Warrants  prior  to  March  1,  2005.

     3.     Delivery  of  Deposited  Shares  and  Warrant  Shares.

          (a) (i) During the one hundred twenty (120) days after the effective date of this Agreement (the "First Restricted Period"), GEM may request upon notice given hereunder that the Escrow Agent deliver to GEM and the Restricted Stockholders certificates for an aggregate of up to one million (1,000,000) Deposited Shares. Promptly after receipt of such notice, the Escrow Agent shall deliver certificates for the Deposited Shares so requested to GEM or the Restricted Stockholders, in the amounts requested by GEM. The Deposited Shares delivered to GEM and the Restricted Stockholders may be sold or transferred free of all restrictions set forth in the Stockholders' Agreement. The balance of the Deposited Shares shall remain in escrow subject to the terms and conditions of the Stockholders' Agreement and this Agreement.

               (ii) During the one hundred twenty (120) days following the First Restricted Period (the "Second Restricted Period"), GEM may request upon notice given hereunder that the Escrow Agent deliver to GEM and the Restricted Stockholders certificates for an aggregate of up to one million five hundred thousand (1,500,000) Deposited Shares, including any Deposited Shares delivered pursuant to section 3(a)(i) above during the First Restricted Period. Promptly after receipt of such notice, the Escrow Agent shall deliver certificates for the Deposited Shares so requested to GEM or the Restricted Stockholders, in the amounts requested by GEM. The Deposited Shares delivered to GEM and the Restricted Stockholders may be sold or transferred free of all restrictions set forth in the Stockholders' Agreement. The balance of the Deposited Shares shall remain in escrow subject to the terms and conditions of the Stockholders' Agreement and this Agreement. At the expiration of the Second Restricted Period, the Escrow Agent shall deliver the balance of the Deposited Shares held by Escrow Agent to the registered owners of the Deposited Shares.

          (b) On March 1, 2005, the Escrow Agent shall deliver to the registered owners thereof any and all certificates for Warrant Shares held by the Escrow Agent on such date.

     4.     Terms  and  Conditions  of  the  Escrow  Agent's  Duties.

          (a) The duties and obligations of the Escrow Agent shall be determined solely by the provisions of this Agreement and the Escrow Agent shall not be liable except for the willfully wrongful or grossly negligent performance or nonperformance of its duties as such are specifically set forth herein.

          (b) HWWI and GEM, jointly and severally, shall (a) indemnify the Escrow Agent for, and hold the Escrow Agent harmless against, any loss, liability, cost or expense, including, but not limited to, reasonable attorney's fees and disbursements except for the willfully wrongful or grossly negligent acts or omissions on the part of the Escrow Agent in connection with such performance; and (b) reimburse the Escrow Agent for all expenses incurred by the Escrow Agent in the performance of its duties hereunder. Except for such indemnity and reimbursement of costs and expenses, the Escrow Agent shall serve without compensation.


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

          (c) The duties and obligations of the Escrow Agent shall be only such as are herein specifically provided and are purely ministerial in nature. The Escrow Agent shall be under no responsibility in respect of any of the Deposited Shares or the Warrant Shares deposited with it other than to follow the express provisions of this Restricted Stock Escrow Agreement with respect thereto or as otherwise provided in subparagraph (h) hereof. The Escrow Agent shall not be required to institute legal proceedings of any kind.

          (d) The Escrow Agent may rely on any notice, instruction, certificate, request or other instrument which it believes to be genuine and to have been signed or presented by a proper person or persons, and shall be fully protected in acting in accordance therewith.

          (e) In the event that the Escrow Agent shall be uncertain as to its duties, or rights or obligations hereunder, or shall receive instructions from any other party hereto with respect to the subject matter hereof, which, in its opinion, are ambiguous or in conflict with any of the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action
(i) until it shall be directed otherwise in a writing jointly executed by MILO, HWWI and GEM or (ii) until the Escrow Agent shall be directed otherwise by a judgment or order of a court of competent jurisdiction.

          (f) The Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to (i) the construction of any of the provisions of this Restricted Stock Escrow Agreement or (ii) the Escrow Agent's duties hereunder and shall incur no liability and shall be fully protected and indemnified in respect of any action taken or omitted by the Escrow Agent in accordance with the opinion of such counsel. For the sake of clarity, the fees and disbursements of such counsel shall constitute a reimbursable expense under subparagraph 4(b) hereof.

          (g) The parties acknowledge that the Escrow Agent in its capacity as a law firm has acted as attorney for HWWI, GEM and the Restricted Shareholders and their shareholders, officers and directors, in connection with the Acquisition Agreement and the transactions contemplated thereby, and may act as counsel to HWWI, GEM and the Restricted Shareholders after the deposit of the Deposited Shares in escrow with the Escrow Agent. The appointment of the Escrow Agent as such has been made notwithstanding such knowledge. The Escrow Agent, in its capacity as a law firm, may continue to represent any or all of the foregoing persons and entities for any and all purposes notwithstanding its position as the Escrow Agent, including, without limitation, any disputes between or among them, subject, in all cases to the Disciplinary Rules to which it and the attorneys therein are subject, as attorneys, and to such other laws as may (be) applicable.

          (h) The Escrow Agent in its sole discretion may (a) resign as escrow agent hereunder upon not less than thirty (30) days notice to the other parties hereto, in which event the Escrow Agent's sole duty shall be to deliver the Deposited Shares and Warrant Shares then held by it to a substitute escrow agent jointly appointed by MILO, HWWI and GEM, provided that such resignation shall not take effect until such a substitute escrow agent has been so appointed; or
(b) institute an interpleader action in a court of competent jurisdiction and, in connection therewith, deliver the Deposited Shares and Warrant Shares then held by it to such court in accordance with the procedures applicable therein.


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     5.     Termination.  This  Agreement  shall terminate when the Escrow Agent shall have delivered all the Deposited Shares and Warrant Shares in accordance with the terms hereof, but such termination shall not affect the Escrow Agent's right to indemnification as provided herein.

     6. Notices. All notices, requests, demands, consents, approvals and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, sent by facsimile transmission or sent by prepaid air courier to the party at its address or fax number given below its signature to this Agreement. Any notice so given shall be deemed to have been given when received. Any notice required to be given hereunder to GEM may also be given to the designated representative of GEM. A copy of any notice given hereunder shall be simultaneously sent to counsel for the respective parties, as follows:

          If  to  counsel  for  HWWI  and  MILO:

          Morrison  Cohen  Singer  &  Weinstein,  LLP
          750  Lexington  Avenue
          New  York,  New  York  10022
          Attention:  Jay  W.  Seeman/Michael  Connolly
          Fax:  (212)  735-8708

          If  to  counsel  for  GEM:

          Kaplan  Gottbetter  &  Levenson,  LLP
          630  Third  Avenue
          New  York,  New  York  10017-6705
          Attention:  Adam  S.  Gottbetter,  Esq.
          Fax:  (212)  983-9210

Any party hereto, or counsel for any party hereto, may change the address and/or fax number for notices intended for it by giving a notice complying with this paragraph to the parties hereto and to the other counsel, but such notice shall not be effective until actually received.

     7. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the escrow of the Deposited Shares and Warrant Shares, the terms and conditions of the delivery thereof and the terms and conditions under which the Escrow Agent shall act as escrow agent. No provision hereof may be amended, modified or waived except in writing, executed by all parties hereto (including Escrow Agent). This Agreement supercedes all prior negotiations, representations and agreements made by and among the parties with respect to the subject matter referred to above. The illegality of any provision of this Agreement shall not render any other provision hereof illegal or otherwise effect the enforceability of this Agreement.

     8. Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective heirs, administrators, executors, successors and permitted assigns, any rights, remedies, obligations or liabilities.


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

     9. Governing Law and Jurisdiction. This Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts to be made and performed entirely within the state and no defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding herein, unless such defense is also given or allowed by the laws of the State of New York and not waived hereby. The courts of the State of New York shall have exclusive jurisdiction over all controversies or disputes relating to or arising out of this Agreement, including without limitation, with respect to the interpretation, performance or breach of this Agreement. The parties consent to personal jurisdiction in the courts of such State and agree that process may be served upon them in any such action by prepaid air courier with simultaneous notice to such parties' counsel herein named, at the address set forth herein or on the signature page hereto, or in any other manner permitted by New York law.

     10. WAIVER OF TRIAL BY JURY. THE PARTIES HERETO, HAVING FULLY CONSIDERED THE CONSEQUENCES THEREOF, DO HEREBY WAIVE TRIAL BY JURY IN ANY PROCEEDING, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT.

     11. Assignment. Except as provided in paragraph 4(h) hereof, with respect to the Escrow Agent, neither this Agreement nor any right hereunder or derived herefrom, may be assigned by any party hereto without the prior written consent of the other parties hereto (including, without limitation, the Escrow Agent).

     12. No Delegation. Except as provided in paragraph 4(h) hereof with respect to the Escrow Agent, no party hereto may delegate any duty or obligation arising hereunder without the prior written consent of the other parties hereto.

     13. Headings. Headings in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument.

     15. Facsimile Signatures. This Agreement may be signed by facsimile copy and shall be valid and binding upon delivery by facsimile of a signed copy.


                   [Balance of Page Intentionally Left Blank]


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

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  HERITAGE  WORLDWIDE,  INC.


                                  By:
                                      --------------------------------
                                      Name:
                                      Title:
                                      712  5th  Avenue,  7th  Floor
                                      New  York,  NY  10019
                                      Company  Fax  Number:


                                  MILO  FINANCE,  S.A.


                                  By:
                                      --------------------------------
                                      Name:
                                      Title:
                                      2  rue  Jean  Engling
                                      LX  1510  Luxembourg
                                      Luxembourg
                                      Company  Fax  Number:


                                  GEM  GLOBAL  YIELD  FUND


                                  By:
                                      --------------------------------
                                      Name:
                                      Title:
                                      38 Hertford St.
                                      London  W1Y7TG
                                      Company  Fax  Number:





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

Accepted  and  Agreed:

                                  GEM  SINGAPORE  LTD.

                                  By:
                                      --------------------------------
                                      38 Hertford St.
                                      London  W1Y7TG
                                      Company  Fax  Number:


                                  GLOBAL  STRATEGIC  HOLDINGS  LTD.

                                  By:
                                      --------------------------------
                                      38 Hertford St.
                                      London  W1Y7TG
                                      Company  Fax  Number:


                                  OCEAN  STRATEGIC  HOLDINGS  LTD.

                                  By:
                                      --------------------------------
                                      38 Hertford St.
                                      London  W1Y7TG
                                      Company  Fax  Number:


                                  KAPLAN  GOTTBETTER  &  LEVENSON,  LLP


                                  By:
                                      --------------------------------
                                      Name:
                                      Firm  Address:     630  Third  Avenue
                                                         New  York,  NY  10017
                                      Firm  Fax Number:  1-212-983-9210



              [SIGNATURE PAGE TO RESTRICTED STOCK ESCROW AGREEMENT]



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